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                                                             EXHIBIT 23.1









                        CONSENT OF INDEPENDENT ACCOUNTANTS
                        ----------------------------------




We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 33-52359) of Toyota Motor Credit Corporation of our report dated October 31, 1994 appearing on page 21 of this Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedules, which appears on page 47 of this Form 10-K.






/S/ PRICE WATERHOUSE LLP



Los Angeles, California
December 22, 1994




















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